Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,


AS ADOPTED PURSUANT TO
       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the 5G Wireless Communications, Inc. Quarterly Report on Form 10-QSB/A for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jerry Dix, Chief Executive Officer, and I, Don Boudewyn, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

     (1) Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     (2) The information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906, another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to 5G Wireless Communications, Inc. and will be retained by 5G Wireless Communications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.
                                                    /s/ Jerry Dix
                                                    ----------------------------
                                                    Jerry Dix
                                                    Chief Executive Officer


                                                    /s/ Don Boudewyn
                                                    ----------------------------
                                                    Don Boudewyn
                                                    Principal Financial Officer

                                                    May 27, 2004


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